REVENUE AND EXPENSES (Details 5) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Notes and other explanatory information [abstract]
Interest income/(expense), net	€ 144	€ 296
Exchange rate impact	(3,263)	(2,300)
Argentina hyperinflation impact	189	5,916
Decrease/(increase) in fair value of public warrants (Note 8)	(1,884)	(5,754)
Lease finance interest under IFRS 16 (Note 4)	(96)
Short term investment gain	27	895
Others		(10)
Total	€ (4,883)	€ (958)